                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                       Date of Report: November 27, 1996


                               XTRA Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                              1-7654              06-0954158
--------------------------------------------------------------------------------
State of incorporation                (Commission         (IRS Employer
of organization                       File Number)        Identification No.)

60 State Street, Boston, MA                                  02109
--------------------------------------------------------------------------------
(Address of principal executive offices)                   Zip Code


Registrant's telephone number including area code:  (617) 367-5000
--------------------------------------------------------------------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
---------------------

On November 14, 1996, XTRA Corporation issued a press release disclosing certain financial information for the fourth fiscal quarter ended September 30, 1996, which financial information is contained herein on pages 3-5.

                       XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
           (Millions of dollars except per share and share amounts)



                                     Three Months Ended     Twelve Months Ended
                                        September 30,           September 30,
                                     ------------------     -------------------
                                       1996       1995        1996       1995
                                     -------    -------     -------    -------
Revenues                            $  107.8   $  108.0    $  422.5   $  377.7
Operating expenses
 Depreciation and lease financing       36.8       35.6       145.9      117.1
 Rental equipment operating expense     25.4       24.5       100.7       87.6
 Selling & administrative expense       10.6       10.0        40.4       33.6
                                     -------    -------     -------    -------
                                        72.8       70.1       287.0      283.3
                                     -------    -------     -------    -------

   Operating income                     35.0       37.9       135.5      139.4

Interest expense                        16.2       16.0        66.0       41.4
Foreign exchange loss                      -          -         0.4          -
                                     -------    -------     -------    -------
   Income before provision for
    income taxes                        18.8       21.9        69.1       98.0

Provision for income taxes               7.6        9.1        28.0       40.7
                                     -------    -------     -------    -------
 Net income                         $   11.2   $   12.8    $   41.1   $   57.3
                                     =======    =======     =======    =======

Earnings per share                  $   0.71   $   0.76    $   2.56   $   3.39

Weighted average shares outstanding     15.7       16.8        16.1       16.9
  (in millions)


                       XTRA CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Millions of dollars)

                                              September 30,     September 30,
                                                  1996              1995
                                              ------------      ------------
Assets


Receivables, net                              $         94      $         91


Property & Equipment, net                            1,407             1,398


Other Assets                                            36                27
                                              ------------      ------------

  Total Assets                                $      1,537      $      1,516
                                              ============      ============



Liabilities & Stockholders' Equity


Other Liabilities                             $         76      $         66


Debt                                                   892               897


Deferred Income Taxes                                  227               194


Stockholders' Equity                                   342               359
                                              ------------      ------------


  Total Liabilities & Stockholders' Equity    $      1,537      $      1,516
                                              ============      ============

Net Debt Outstanding                          $        884      $        891
                                              ============      ============


                       XTRA CORPORATION AND SUBSIDIARIES
              CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions of dollars)

                                             Twelve Months Ended September 30,

                                                  1996              1995
                                             ---------------   --------------

Cash Provided from Operations                $           272   $          237


Cash Used for Investment Activities                     (210)            (698)*


Cash Used for Financing Activities                       (55)             (29)
                                             ---------------   --------------


Increase/(Decrease) in Net Debt Outstanding  $             7   $         (490)
    (Debt - Cash)                            ===============   ==============


* Includes $360 million for the acquisition of the net assets of Matson Leasing Company, Inc.

                        SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                                     XTRA CORPORATION
                                                    ------------------
                                                       (Registrant)







Date:    November 27, 1996                    /s/ Michael J. Soja
         -----------------                    -------------------
                                                  Michael J. Soja
                                                  Vice President and
                                                   Chief Financial Officer